UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 2, 2009

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

DB US DOLLAR INDEX MASTER TRUST

DB US DOLLAR INDEX BULLISH MASTER FUND

DB US DOLLAR INDEX BEARISH MASTER FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware DB US Dollar Index Master Trust, Delaware	87-0778080 (Trust) 87-0778081 (Master Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33315, 001-33316, 001-33317, 001-33318, 001-33319

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective January 4, 2010, the Management Fees payable by investors in the PowerShares DB US Dollar Index Bullish Fund (“UUP”) and the PowerShares DB US Dollar Index Bearish Fund (“UDN”, and together with UUP, collectively referred to as the “Funds”) will increase from 0.50% to 0.75% per annum of the daily net asset value of their respective master fund. The adjustment to the Management Fees is attributable to the increased costs of managing the Funds due to changing regulatory requirements. DB Commodity Services LLC, the managing owner of the Funds, believes that the Funds remain competitively priced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bullish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB US Dollar Index Bearish Master Fund, a series of DB US Dollar Index Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ HANS EPHRAIMSON
Name:	Hans Ephraimson
Title:	Chief Executive Officer

By:	/s/ MICHAEL GILLIGAN
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: December 2, 2009